Exhibit 1.1
1,300,000 SHARES
MIDDLESEX WATER COMPANY
COMMON STOCK

UNDERWRITING AGREEMENT

Philadelphia, Pennsylvania
[ • ], 2006
JANNEY MONTGOMERY SCOTT LLC
A.G. EDWARDS & SONS, INC.
As Representatives of the Several Underwriters Named in Schedule I hereto
c/o Janney Montgomery Scott LLC
1801 Market Street
Philadelphia, PA 19103
Ladies and Gentlemen:
          Middlesex Water Company, a New Jersey corporation (“Middlesex”), proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom Janney Montgomery Scott LLC and A.G. Edwards & Sons, Inc. are serving as Representatives (the “Representatives”), an aggregate of 1,300,000 shares of Middlesex’s Common Stock, with no par value (“Common Stock”). The 1,300,000 shares of Common Stock to be sold to the Underwriters by Middlesex are referred to herein as the “Firm Shares.” The respective amounts of the Firm Shares to be purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Firm Shares shall be offered to the public at a public offering price of $[ • ] per Firm Share (the “Offering Price”).
          In order to cover over-allotments in the sale of the Firm Shares, the Underwriters may, at the Underwriters’ election and subject to the terms and conditions stated herein, purchase ratably in proportion to the amounts set forth opposite their respective names in Schedule I hereto, for the Underwriters’ own accounts up to 195,000 additional shares of Common Stock from Middlesex. Such 195,000 additional shares of Common Stock are referred to herein as the “Optional Shares.” If any Optional Shares are purchased, the Optional Shares shall be purchased for offering to the public at the Offering Price and in accordance with the terms and conditions set forth herein. The Firm Shares and the Optional Shares are referred to collectively herein as the “Shares.”
          In consideration of the mutual agreements contained herein, Middlesex and the Underwriters, intending to be legally bound, hereby confirm their agreement as follows:
     1. Representations and Warranties of Middlesex. Middlesex represents and warrants to, and agrees with, the several Underwriters that:
          (a) Middlesex has prepared and filed with the Securities and Exchange Commission (the “SEC”), in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations thereunder (the “Regulations”), a registration statement on Form S-3 (file no. 333-137893), including a prospectus, registering the Shares. The term “Registration Statement” as used herein means the registration statement (including all exhibits and information incorporated by reference therein) as amended at the time it becomes effective or, if the registration statement became effective prior to the execution and delivery of this Agreement, as supplemented or amended prior to the execution and delivery of this Agreement and includes information (if any) contained in the Prospectus (as defined below). If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Shares may commence, the term “Registration Statement” as used herein shall mean the Registration Statement as amended by such post-effective amendment. If Middlesex has filed or files on or after the date of this Agreement a registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Act (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. The term “Preliminary Prospectus” shall mean any preliminary prospectus included in the Registration Statement or filed with the SEC pursuant to Rule 424(a) of the Regulations. The term “Statutory Prospectus” shall mean any Preliminary Prospectus, as amended or supplemented, relating to the Shares that is included in the Registration Statement immediately prior to the Initial Sale Time (as defined below), including any document incorporated by reference therein. The term “Prospectus” shall mean the final prospectus relating to the Shares that is first filed pursuant to Rule 424(b) after the effective date of the Registration Statement (the “Effective Date”) or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date. The term “Issuer Free Writing Prospectus” shall have the meaning ascribed to it in Rule 433 of the Regulations relating to the Shares, in the form filed or required to be filed with the SEC or, if not required to be filed, in the form retained in Middlesex’s record pursuant to Rule 433(g) of the Regulations. The term “Disclosure Package” shall mean (i) the Statutory Prospectus, (ii) the Issuer Free Writing Prospectus, if any, identified in Schedule II hereto and (iii) any other free writing prospectus defined in Rule 405 of the Regulations that is required to be filed by Middlesex with the SEC or retained by Middlesex under Rule 433 of the Regulations and that all parties hereto expressly agree to treat as part of the Disclosure Package (the “Other Free Writing Prospectus”). For purposes of this Agreement, the “Initial Sale Time” shall mean 5:00 p.m. (Eastern time) on the date of this Agreement. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Statutory Prospectus, the Prospectus, the Issuer Free

Writing Prospectus, the Other Free Writing Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
          (b) The Registration Statement has become effective under the Act, and the SEC has not issued any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Statutory Prospectus or the Prospectus, nor has the SEC instituted or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives as provided for in Section 5(f) of this Agreement has been issued, and no proceedings for that purpose have been instituted or threatened. Middlesex has complied in all material respects with all requests of the SEC, or requests of which Middlesex has been advised of any state or foreign securities commission in a state or foreign jurisdiction designated by the Representatives as provided for in Section 5(f) of this Agreement, for additional information to be included in the Registration Statement, the Disclosure Package or the Prospectus.
          (c) (A) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Registration Statement, the Statutory Prospectus and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and the Regulations, (C) the Statutory Prospectus and the Prospectus do not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to omissions from or statements in the Registration Statement, the Statutory Prospectus or the Prospectus based upon and in conformity with written information furnished to Middlesex by any Underwriter specifically for use therein, and (D) the statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that Middlesex believes to be reliable and accurate. With respect to the exception set forth at sub-clause (C) above, Middlesex acknowledges that the only information furnished by any Underwriter for use in the Registration Statement, the Statutory Prospectus or the Prospectus is the information as set forth in Section 13 of this Agreement.
          (d) As of the Initial Sale Time, the Disclosure Package complied in all material respects with the Act and the Regulations and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. The Disclosure Package, at the Initial Sale Time did not, and at the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to omissions from or statements in the Disclosure Package based upon and in conformity with written information furnished to Middlesex by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter for use in the Disclosure Package is the information as set forth in Section 13 of this Agreement.
          (e) Middlesex (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, authorized, approved or referred to and will not use, authorize, approve or refer to any Issuer Free Writing Prospectus other than the documents listed on Schedule II hereto. Each such Issuer Free Writing Prospectus complied in all material respects with the Act and has been filed in accordance with the Act (to the extent required thereby). Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date of which Middlesex notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus, there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) Middlesex has promptly notified or will promptly notify the Representatives and (ii) Middlesex has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing sentences do not apply to omissions from or statements in any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to Middlesex by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter for use in any Issuer Free Writing Prospectus is the information as set forth in Section 13 of this Agreement.
          (f) Middlesex has not distributed and will not distribute, prior to the later of the last Option Closing Date (as defined below) and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Disclosure Package or the Prospectus.
          (g) Any documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were filed with the SEC, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and with the rules and regulations promulgated under or pursuant to the Exchange Act, and did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, not misleading.
          (h) There are no legal or governmental proceedings pending or, to the knowledge of Middlesex, threatened to which Middlesex or any of its Subsidiaries is a party or to which any of the properties of Middlesex or any Subsidiary are subject that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (i) Middlesex is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, with all necessary power and authority, corporate and otherwise, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its current business as described in the Registration Statement, the Disclosure Package and the Prospectus, and to execute, deliver and perform this Agreement. Each of Tidewater Utilities, Inc., a Delaware corporation (“Tidewater”), Tidewater Environmental Services, Inc., a Delaware corporation, Pinelands Water Company, a New Jersey corporation, Pinelands Wastewater Company, a New Jersey corporation, Utility Services Affiliates, Inc, a New Jersey corporation and Utility Services Affiliates (Perth Amboy), Inc., a New Jersey corporation is a wholly owned subsidiary of Middlesex and together with each of Southern Shores Water Company, LLC, a Maryland limited liability company and wholly owned subsidiary of Tidewater (“Southern Shores”) and White Marsh Environmental Systems, Inc., a Delaware corporation (“White Marsh”) and wholly owned subsidiary of Tidewater, collectively, shall herein be referred to as the “Subsidiaries.” Each Subsidiary has been duly incorporated or formed and is a validly existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, with all necessary power and authority, corporate and otherwise, and all required licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its current business. Middlesex and the Subsidiaries are duly qualified to do business as foreign entities, and are in good standing, in all jurisdictions in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the general affairs, properties, assets, operations, condition (financial or otherwise), results of operations, stockholders’ equity, business or prospects of the business (collectively, the “Business Conditions”) of Middlesex and the Subsidiaries taken as a whole. References to materiality as applicable to any of the Subsidiaries shall mean material to the Business Conditions of Middlesex and the Subsidiaries taken as a whole.
          (j) All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned, directly or indirectly, by Middlesex, free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in each of the Subsidiaries or securities convertible into or exchangeable for capital stock of, or other ownership interests in any of the Subsidiaries are outstanding except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus. Except for 6,327 shares of Class B common stock of Artesian Resources Corporation and 2,364 shares of common stock of Nationwide Financial Services, Inc., neither Middlesex nor the Subsidiaries owns any stock or other interest whatsoever, whether equity or debt, in any corporation, partnership or other entity other than Middlesex’s direct or indirect ownership of the Subsidiaries.
          (k) This Agreement has been duly authorized, executed and delivered by Middlesex and constitutes its legal, valid and binding obligation, enforceable against Middlesex in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to applicability of general principles of equity and except, as to this Agreement, as rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.
          (l) The execution, delivery and performance of this Agreement and the transactions contemplated herein, do not and will not, with or without the giving of notice or the lapse of time, or both, (i) conflict with any term or provision of Middlesex’s or the Subsidiaries’ charter documents, or Bylaws; (ii) result in a breach of, constitute a default under, result in the termination or modification of, result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties of Middlesex or the Subsidiaries or require any payment by Middlesex or any of the Subsidiaries or impose any liability on Middlesex or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, commitment or other agreement or instrument to which Middlesex or any of the Subsidiaries is a party or by which any of their properties are bound or affected other than this Agreement; (iii) assuming compliance with Blue Sky laws and the rules of the National Association of Securities Dealers, Inc. (the “NASD”) applicable to the offer and sale of the Shares, violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over Middlesex or the Subsidiaries or any of their respective properties or businesses; or (iv) result in a breach, termination or lapse of Middlesex’s or the Subsidiaries’ corporate power and authority to own or lease and operate their respective properties and conduct their respective businesses.
          (m) At the date or dates indicated in the Registration Statement, the Disclosure Package or the Prospectus, Middlesex had the capitalization set forth in the Registration Statement, the Disclosure Package or the Prospectus under the caption “Capitalization” and will have, as of the issuance of the Firm Shares on the Closing Date, the as-adjusted capitalization set forth therein as of the date indicated in the Registration Statement, the Disclosure Package and the Prospectus. On the Effective Date, the Closing Date and any Option Closing Date, there will be no options or warrants or other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of Middlesex or securities convertible into or exchangeable for capital stock of Middlesex, except as described in the Registration Statement, the Disclosure Package or the Prospectus or the grant of options after the date of the Registration Statement, the Disclosure Package or the Prospectus under option plans of Middlesex. The information in the Registration Statement, the Disclosure Package and the Prospectus insofar as it relates to all outstanding rights to acquire securities of Middlesex as of the dates referred to in the Registration Statement, the Disclosure Package or the Prospectus is true and correct in all material respects.
          (n) The currently outstanding shares of Middlesex capital stock have been duly authorized and are validly issued, fully paid and non-assessable, and none of such outstanding shares of Middlesex capital stock has been issued in violation of any preemptive rights or similar rights of any security holder of Middlesex. The holders of the outstanding shares of Middlesex capital stock are not subject to personal liability solely by reason of being such holders. All previous offers and sales of the outstanding shares of Middlesex capital stock, whether described in the Registration Statement, the Disclosure Package or the Prospectus, were made in conformity with applicable federal, state and foreign securities laws. The authorized capital stock of Middlesex, including, without limitation, the outstanding Common Stock and the Shares being issued, conform in all material respects with the descriptions thereof in the

Registration Statement, the Disclosure Package and the Prospectus, and such descriptions conform in all material respects with the instruments defining the same. The description of Middlesex’s stock plans or arrangements, and the rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements and rights.
          (o) There are no contracts, agreements or understandings between Middlesex or any of its Subsidiaries and any person granting such person the right to require Middlesex to file a registration statement under the Act with respect to any securities of Middlesex owned or to be owned by such person or to require Middlesex to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by Middlesex under the Act.
          (p) The Shares have been duly authorized, and when issued and delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and non-assessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the New Jersey Business Corporation Act, as amended (the “NJBCA”). Neither the filing of the Registration Statement or the Prospectus nor the offering or sale of Shares as contemplated by this Agreement gives any security holder of Middlesex any rights for or relating to the registration of any Common Stock or any other capital stock of Middlesex or any rights to convert or have redeemed or otherwise receive anything of value with respect to any other security of Middlesex.
          (q) No consent, approval, authorization, order, registration, license or permit of, or filing or registration with, any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid and legal execution, delivery and performance by Middlesex of this Agreement and the consummation of the transactions contemplated hereby, except (i) approval by the New Jersey Board of Public Utilities, which has been obtained, and (ii) such as may be required for the registration of the Shares under the Act, the Exchange Act and for compliance with the applicable state securities or Blue Sky laws or the Bylaws, rules and other pronouncements of the NASD.
          (r) The Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act. The issued and outstanding shares of Common Stock are listed on The Nasdaq Global Select Market. Neither Middlesex nor, to Middlesex’s knowledge, any other person has taken any action designed to cause, or likely to result in, the termination of the registration of the Common Stock under the Exchange Act. Middlesex has not received any notification that the SEC or the NASD is contemplating terminating such registration or inclusion.
          (s) The statements in the Registration Statement, the Disclosure Package and the Prospectus, insofar as they are descriptions of or references to contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act or the Regulations, and there are no contracts, agreements or other documents, instruments or transactions of any character required to be described or referred to in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described, referred to or filed, as required.
          (t) Each contract or other instrument (however characterized or described) to which Middlesex or any of the Subsidiaries is a party or by which any of their respective properties or businesses is bound or affected and which is material to the conduct of Middlesex’s, or the Subsidiaries’ business has been duly and validly executed by Middlesex or the Subsidiaries, as applicable, and, to the knowledge of Middlesex, has been duly and validly executed by the other parties thereto. Each such contract or other instrument is in full force and effect and to Middlesex’s knowledge, is enforceable against the parties thereto in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and subject to applicability of general principles of equity, and neither Middlesex nor any of the Subsidiaries is, and to the knowledge of Middlesex, no other party is, in default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default under any such contract or other instrument. All necessary consents under such contracts or other instruments to the disclosure in the Registration Statement, the Disclosure Package or the Prospectus with respect thereto have been obtained.
          (u) The consolidated financial statements of Middlesex (including the notes thereto) filed as part of the Registration Statement, the Disclosure Package and the Prospectus present fairly, in all material respects, the financial position of Middlesex as of the respective dates thereof, and the results of operations and cash flows of Middlesex for the periods indicated therein, all in conformity with generally accepted accounting principles. The supporting notes included in the Registration Statement, the Disclosure Package and the Prospectus fairly state in all material respects the information required to be stated therein in relation to the financial statements taken as a whole. The financial information included in the Registration Statement, the Disclosure Package or Prospectus under the captions “Prospectus Summary — Summary Consolidated Financial Data,” “Use of Proceeds” and “Capitalization” presents fairly the information shown therein and has been compiled on a basis consistent with that of the financial statements included in the Registration Statement, the Disclosure Package and the Prospectus. The unaudited pro forma adjustments to financial information in the Registration Statement, the Disclosure Package and the Prospectus have been properly applied to the historical amounts in the compilation of that information to reflect the sale by Middlesex of 1,300,000 shares of Common Stock offered thereby at an assumed offering or actual price set forth in the Disclosure Package or the Prospectus, as the case may be, and the application of the estimated net proceeds therefrom.
          (v) Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise stated therein, there has not been (i) any material adverse change (including, whether or not insured against, any material loss or damage to any material assets), or development involving a prospective material adverse change, in the Business Conditions of Middlesex; (ii) any material adverse change, loss, reduction, termination or non-renewal of any material contract to which Middlesex or any of the Subsidiaries is a party; (iii) any transaction entered into by Middlesex or any of the Subsidiaries not in the ordinary course of its business that is material to Middlesex or any of the Subsidiaries; (iv) any dividend or distribution of any kind declared, paid or made by Middlesex on its capital stock, except for and to the extent described in the Prospectus; (v) any liabilities or obligations, direct or indirect, incurred by Middlesex or any of the Subsidiaries that are material to Middlesex or any of the Subsidiaries; (vi) except for purchases of Common Stock by the Middlesex Dividend Reinvestment Plan, any change in the capitalization of Middlesex or any of the Subsidiaries; or (vii) any change in the indebtedness of Middlesex or any of the Subsidiaries that is material to Middlesex or the Subsidiaries. Neither Middlesex nor the Subsidiaries has any contingent liabilities or obligations that are material and that are not expressly disclosed in the Registration Statement, the Disclosure Package and the Prospectus.
          (w) Neither Middlesex nor any of its officers, directors or affiliates has (i) taken, nor shall Middlesex or such persons take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock, or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of Middlesex.
          (x) Middlesex and the Subsidiaries have filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns that are required to be filed or have duly obtained extensions of time for the filing thereof and have paid all taxes shown on such returns or otherwise due and all material assessments received by them to the extent that the same have become due. Neither Middlesex nor any of the Subsidiaries has executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other tax and neither of them is a party to any pending action or proceeding by any foreign or domestic governmental agency for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against Middlesex or any of the Subsidiaries that might materially adversely affect the Business Conditions of Middlesex or any of the Subsidiaries.
          (y) Deloitte & Touche LLP, which has given its report on certain financial statements included as part of the Registration Statement, the Disclosure Package and the Prospectus is a firm of independent certified public accountants as required by the Act and the Regulations with respect to Middlesex and Beard Miller Company LLP, which performed, in accordance with Statement of Auditing Standard No. 100, a review of certain interim financial statements as part of the Registration Statement, the Disclosure Package and the Prospectus, is a firm of independent certified public accountants as required by the Act and the Regulations with respect to Middlesex.
          (z) Neither Middlesex nor any of the Subsidiaries is in violation of, or in default under, any of the terms or provisions of (i) its charter documents or Bylaws or similar governing instruments, (ii) any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its assets or properties is bound or affected, (iii) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its properties or business, or (iv) any license, permit, certification, registration, approval, consent or franchise, except with respect to clause (ii), (iii) or (iv) above, where any such default would be reasonably expected to have a material adverse effect on the Business Conditions of Middlesex or any of the Subsidiaries.
          (aa) Except as expressly disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no claims, actions, suits, protests, proceedings, arbitrations, investigations or inquiries pending before, or, to Middlesex’s knowledge, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal to which Middlesex or any of the Subsidiaries is or may be made a party that could reasonably be expected to affect the validity of any of the outstanding Common Stock, or that, if determined adversely to Middlesex or any of the Subsidiaries would, in any case or in the aggregate, result in any material adverse change in the Business Conditions of Middlesex or any of the Subsidiaries, nor to Middlesex’s knowledge is there any reasonable basis for any such claim, action, suit, protest, proceeding, arbitration, investigation or inquiry. Except as expressly disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining Middlesex or any of the Subsidiaries from, or requiring Middlesex or any of the Subsidiaries to take or refrain from taking, any action, or to which Middlesex or any of the Subsidiaries or their properties, assets or businesses are bound or subject.
          (bb) Each of Middlesex and the Subsidiaries owns, or possesses adequate rights to use, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including any unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from or for Middlesex’s or the Subsidiaries’ business), trade secrets, confidential information, processes and formulations and other proprietary information necessary for, used in, or proposed to be used in, the conduct of the business of Middlesex and the Subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Intellectual Property”). To Middlesex’s knowledge, neither Middlesex nor any of the Subsidiaries has infringed, is infringing nor have received any notice of conflict with, the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the Business Conditions of Middlesex and the Subsidiaries, taken as a whole. To the knowledge of Middlesex, no other parties have infringed upon or are in conflict with any Intellectual Property owned by Middlesex or its Subsidiaries. Neither Middlesex nor any of the Subsidiaries is a party to, or bound by, any agreement pursuant to which royalties, honorariums or fees are payable by Middlesex or any of the Subsidiaries to any person by reason of the ownership or use of any Intellectual Property, except for such royalties, honorariums or fees associated with commercially available software and computer applications.
          (cc) Each of Middlesex and the Subsidiaries has good and marketable title to all property described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances and the like, except such as are expressly described or referred to in the Registration Statement, the Disclosure Package and the Prospectus or such as do not materially adversely affect the Business Conditions or the conduct of the business of Middlesex and the Subsidiaries as described in the

Registration Statement, the Disclosure Package and the Prospectus. Each of Middlesex and the Subsidiaries has insured its property against loss or damage by fire or other casualty, in amounts reasonably believed by Middlesex to be adequate, and maintains insurance against such other risks as management of Middlesex deems appropriate. All real and personal property leased by Middlesex and the Subsidiaries as described or referred to in the Registration Statement, the Disclosure Package and the Prospectus, is held by Middlesex and the Subsidiaries as applicable, under valid leases. The executive offices and facilities of Middlesex and the Subsidiaries (the “Premises”), and all operations presently or formerly conducted thereon by Middlesex or the Subsidiaries or any predecessors thereof, are now and, since Middlesex or the Subsidiaries began to use such Premises, always have been and, to the knowledge of Middlesex prior to when Middlesex or the Subsidiaries began to use such Premises, always had been, in compliance in with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environment (collectively, the “Environmental laws”), except to the extent that any failure in such compliance would not materially adversely affect the Business Conditions of Middlesex or the Subsidiaries. To the knowledge of Middlesex, the facilities of Middlesex and the Subsidiaries produce water of sufficient quality and quantity to supply the current and planned customers and service areas served by Middlesex and the Subsidiaries, and are not subject to any restriction on groundwater withdrawal under any federal, state or local law, regulation, rule, order or permit, except as expressly described in the Registration Statement, the Disclosure Package and the Prospectus or as provided in State of Delaware allocation permits and such as do not materially adversely affect the Business Conditions or the conduct of the business of Middlesex and the Subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus. To the knowledge of Middlesex, there are no conditions on, about, beneath or arising from the Premises, in close proximity to the Premises or at any other location that (i) might give rise to liability, the imposition of a statutory lien upon Middlesex or the Subsidiaries, (ii) require a “Response,” “Removal” or “Remedial Action,” as defined herein, under any of the Environmental laws by Middlesex or any of the Subsidiaries, or (iii) affect the quality of the groundwater withdrawn by Middlesex or the Subsidiaries, and that in any such case described in (i), (ii) or (iii) would materially adversely affect the Business Conditions of Middlesex, except as described in the Registration Statement, the Disclosure Package and the Prospectus. Except as expressly disclosed in the Registration Statement, the Disclosure Package and the Prospectus, or which will not materially adversely affect the Business Conditions of Middlesex (i) neither Middlesex nor the Subsidiaries has received notice or has knowledge of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against Middlesex or the Subsidiaries or any portion of the Premises or any parcel in close proximity to the Premises relating to any of the Environmental laws and (ii) neither Middlesex nor the Subsidiaries has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with “hazardous substances” (as defined by applicable Environmental laws) on, about, beneath, arising from or generated at the Premises, near the Premises or at any other location. As used in this subsection, the terms “Response,” “Removal” and “Remedial Action” shall have the respective meanings assigned to such terms under Sections 101(23)-101(25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601(23)-9601(25).

          (dd) Each of Middlesex and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (ee) Middlesex is in compliance in all material respects with all currently effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable, or will be applicable as of the Closing Date, to Middlesex.
          (ff) Middlesex, the Subsidiaries and any Related Employer (which for purposes of this Paragraph means any entity that with Middlesex or the Subsidiaries is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of 1986 as amended (the “Code”), is, individually or collectively, a trade or business under common control within the meaning of Section 414(c) of the Code, or is a member of the same affiliated service group within the meaning of Section 414(m) of the Code) have established, maintain, contribute to, are required to contribute to, are a party to, or are bound by certain pension, retirement, profit-sharing plans, deferred compensation, bonus, or other incentive plans, or medical, vision, dental, or other health plans, or life insurance or disability plans, or any other employee benefit plans, programs, arrangements, agreements, or understandings, some of which are subject to the Employee Retirement Income Security Act of 1974 as amended (“ERISA”) and the rules and regulations thereunder (“Plans”). Any disclosure regarding the Plans required under the Act or the Exchange Act has been made in the Registration Statement, the Disclosure Package and the Prospectus. All Plans that are subject to ERISA are in compliance with ERISA, in all material respects, and, to the extent a Plan is intended to be tax-qualified within the meaning of Section 401(a) of the Code, such Plan is in compliance with the Code in all material respects and is the subject of a current favorable determination letter from the Internal Revenue Service as to its tax qualification. No Plan is an employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA, a defined benefit plan subject to Title IV of ERISA, or a multiemployer plan. None of Middlesex, the Subsidiaries or any Related Employer maintains or has maintained retiree life or retiree health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee’s termination of employment, except as required by Section 4980B of the Code and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. No fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA and Section 4975 of the Code. As used in this subsection, the terms “defined benefit plan,” “employee benefit plan,” “employee pension benefit plan,” “employee welfare benefit plan,” “fiduciary” and “multiemployer plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          (gg) No labor dispute exists with Middlesex’s or the Subsidiaries’ employees, and to Middlesex’s knowledge, no such labor dispute is threatened. Middlesex has no knowledge of any existing or threatened labor disturbance by the employees of any of the principal suppliers, contractors or customers of Middlesex or any of the Subsidiaries that would materially adversely affect the Business Conditions of Middlesex or any of the Subsidiaries. None of Middlesex’s or the Subsidiaries’ employees is covered by a collective bargaining agreement and no union organizing activity exists with respect to any of such employees.
          (hh) Neither the Company nor the Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of the Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
          (ii) Middlesex is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds therefor described in the Registration Statement, Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. None of the Subsidiaries is an “investment company” as defined in the Investment Company Act of 1940, as amended.
          (jj) Middlesex and its Subsidiaries have received all permits, licenses, franchises, authorizations, registrations, qualifications and approvals (collectively, “Permits”) of governmental or regulatory authorities as may be required of them to own their properties and conduct their businesses in the manner described in the Registration Statement, the Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Disclosure Package and the Prospectus; and Middlesex and its Subsidiaries have fulfilled and performed all of their material obligations with respect to such Permits, and no event has occurred which allows or, after notice or lapse of time or both, would allow revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualifications as may be set forth in the Registration Statement, the Disclosure Package and the Prospectus; and, except as described in the Registration Statement, the Disclosure Package and the Prospectus, such Permits contain no restrictions that materially affect the ability of Middlesex and its Subsidiaries to conduct their businesses.
          (kk) No statement, representation, warranty or covenant made by Middlesex or any of the Subsidiaries in this Agreement or in any certificate or document required by this Agreement to be delivered to the Representatives is, or as of the Closing Date or any Option Closing Date will be, inaccurate, untrue or incorrect in any material respect. No transaction has occurred or is proposed between or among Middlesex or any of the Subsidiaries and any of their respective officers, directors or stockholders or any affiliate of the foregoing, or any affiliate of the foregoing that is required to be described in and is not described in the Registration Statement, the Disclosure Package and the Prospectus.
          (ll) None of Middlesex, the Subsidiaries or any officer, director, employee, partner, agent or other person acting on behalf of Middlesex or the Subsidiaries has, directly or indirectly, given or agreed to give any money, property or similar benefit or consideration to any customer or supplier (including any employee or agent of any customer or supplier) or official or employee of any agency or instrumentality of any government (foreign or domestic) or political party or candidate for office (foreign or domestic) or any other person who was, is or in the future may be in a position to affect the Business Conditions of Middlesex or any of the Subsidiaries or any actual or proposed business transaction of Middlesex or any of the Subsidiaries that (i) could subject Middlesex or any of the Subsidiaries to any liability (including, but not limited to, the payment of monetary damages) or penalty in any civil, criminal or governmental action or proceeding that would have a material adverse effect on the Business Conditions of Middlesex or any of the Subsidiaries or (ii) with respect to Middlesex, the Subsidiaries, or any officer or director thereof, violates any law, rule or regulation to which Middlesex or any of the Subsidiaries is subject.
          (mm) Middlesex’s board of directors has validly appointed an audit committee whose composition satisfies the requirements of the Exchange Act, the rules and regulations of the SEC adopted thereunder and Rules 4200 and 4350 of the NASD that are applicable as of the Closing Date. Middlesex’s audit committee has adopted a charter that satisfies the Exchange Act, the rules and regulations of the SEC adopted thereunder and Rules 4200 and 4350 of the NASD that are applicable as of the Closing Date.
          (nn) At the time of filing the Registration Statement and as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes hereof), Middlesex was not and is not an Ineligible Issuer (as defined in Rule 405 of the Act), without taking account of any determination by the SEC pursuant to Rule 405 of the Act that it is not necessary that Middlesex be considered an Ineligible Issuer.
          (oo) Any certificate signed by any officer of Middlesex or any of the Subsidiaries in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by Middlesex or the Subsidiaries as the case may be, to the several Underwriters as to the matters covered thereby.
     2. Purchase and Sale of Firm Shares. On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions set forth herein, Middlesex shall sell the Firm Shares to the several Underwriters at the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus, and the Underwriters, severally and not jointly, shall purchase from Middlesex on a firm commitment basis, at the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus, the respective amounts of the Firm Shares set forth opposite their names on Schedule I hereto. In making this Agreement, each Underwriter is contracting severally and not jointly, and except as provided in Sections 4 and 12 hereof, the agreement of each Underwriter is to purchase only that number of Shares specified with respect to that Underwriter in Schedule I hereto. The Underwriters shall offer the Shares to the public as set forth in the Prospectus.
     3. Payment and Delivery. The Firm Shares shall be issued in the form of one or more fully registered global securities (the “Global Securities”) in book-entry form in such denominations and registered in the name of the nominee of The Depository Trust Company

(“DTC”) or in such names as the Representatives may request upon at least 48 hours’ prior notice to Middlesex, and shall be delivered by or on behalf of Middlesex to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as Middlesex shall designate in writing (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by Middlesex). The closing of the sale and purchase of the Firm Shares shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 a.m., Philadelphia, Pennsylvania time, on the third business day after the date of this Agreement, or at such other time on the same or such other date, not later than seven business days thereafter as shall be designated in writing by the Representatives. Such time and date are referred to herein as the “Closing Date.” Middlesex shall make the Global Securities representing the Firm Shares available for examination by the Representatives and counsel for the Underwriters at the Philadelphia correspondent office of Middlesex’s transfer agent not less than one full business day prior to the Closing Date.
     4. Option to Purchase Optional Shares.
          (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by Middlesex to purchase all or any part of the Optional Shares (the “Over-allotment Option”). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discounts and Commissions shown on the cover page of the Prospectus. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 days after the date of the Prospectus. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.
          (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to Middlesex by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when received), addressed as provided in Section 12 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares. If such notice is given at least two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be not earlier than the Closing Date. If such notice is given after two full business days prior to the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives not later than five full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an “Option Closing Date,” and a closing held pursuant to such a notice is referred to herein as an “Option Closing.” Upon each exercise of the Over-allotment Option, and on the basis of the representations, warranties, covenants and agreements herein contained, and subject to the terms and conditions herein set forth, the several

Underwriters shall become severally, but not jointly, obligated to purchase from Middlesex the number of Optional Shares specified in each notice of exercise of the Over-allotment Option (allocated among them in accordance with Section 4(c) hereof).
          (c) The number of Optional Shares to be purchased by each Underwriter pursuant to each exercise of the Over-allotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Firm Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Firm Shares. Notwithstanding the foregoing, the number of Optional Shares purchased and sold pursuant to each exercise of the Over-allotment Option shall be subject to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in the agreement entered into by and among the Underwriters in connection herewith (the “Agreement Among Underwriters”).
          (d) The Optional Shares shall be issued in the form of one or more Global Securities in book-entry form in such denominations and registered in the name of the nominee of DTC or in such names as the Representatives may request upon at least 48 hours’ prior notice to Middlesex, and shall be delivered by or on behalf of Middlesex to the Representatives for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as Middlesex shall designate in writing (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds, including, but not limited to, interest or cost of funds and expenses, to be borne by Middlesex). The closing of the sale and purchase of the Optional Shares shall be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 a.m., Philadelphia, Pennsylvania time, on the Option Closing Date. Middlesex shall make the Global Securities representing the Optional Shares available for examination by the Representatives and counsel for the Underwriters at the Philadelphia correspondent office of Middlesex’s transfer agent not less than one full business day prior to each Option Closing Date.
     5. Certain Covenants and Agreements of Middlesex. Middlesex covenants and agrees with the several Underwriters as follows:
          (a) If Rule 430A of the Regulations is employed, Middlesex will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.
          (b) Middlesex will not file with the SEC, the Prospectus, any amendment or supplement to the Prospectus or any amendment to the Registration Statement or the Disclosure Package and will not use, authorize, refer to or file any Issuer Free Writing Prospectus, unless the Representatives have received a reasonable period of time to review any such proposed amendment, supplement or Issuer Free Writing Prospectus and consented to the filings thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon reasonable request of the Representatives or counsel for the Underwriters, Middlesex will promptly prepare and file with the SEC, in accordance with the Regulations of the SEC, any amendments to the Registration Statement or amendments or supplements to the Prospectus or the Disclosure Package that may be necessary or advisable in connection with the distribution of the Shares by the several Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, Middlesex will file any amendment or supplement to the Prospectus or the Disclosure Package with the SEC in the manner and within the time period required by Rule 424(b) or Rule 433 under the Act. Middlesex will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereof has been filed or declared effective or the Prospectus or the Disclosure Package or any amendment or supplement thereto has been filed and will provide evidence to the Representatives of each filing or effectiveness.
          (c) Middlesex will advise the Representatives immediately, and confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement is filed with the SEC under Rule 462(c) under the Act or otherwise, (ii) when any Rule 462(b) Registration Statement is filed, (iii) of the receipt of any comments from the SEC concerning the Registration Statement, (iv) when any post-effective amendment to the Registration Statement becomes effective, or when any supplement to the Prospectus or the Disclosure Package or any amended Prospectus or Disclosure Package has been filed, (v) of any request of the SEC for amendment or supplementation of the Registration Statement, the Disclosure Package or the Prospectus or for additional information, (vi) during the period when a prospectus is required to be delivered under the Act and Regulations (the “Prospectus Delivery Period”), of the happening of any event as a result of which any Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, (vii) during the Prospectus Delivery Period, of the need to amend the Registration Statement or supplement the Prospectus to comply with the Act, (viii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, and (ix) of the suspension of the approval of the Shares for listing on The Nasdaq Global Select Market or the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or the initiation or threatening of any proceedings for any of such purposes known to Middlesex. Middlesex will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use, and if any such order is issued, to obtain as soon as possible the lifting thereof.
          (d) Middlesex has delivered to the Representatives, without charge, as many copies of each Preliminary Prospectus as the Representatives have reasonably requested. Middlesex will deliver, without charge, to the Representatives the Registration Statement, the Disclosure Package and the Prospectus, and any supplements and amendments thereto, from time to time during the Prospectus Delivery Period, such number of copies of the Prospectus (as supplemented or amended) as the Representatives may reasonably request. Middlesex hereby consents to the use of such copies of the Disclosure Package and the Prospectus for purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the states or foreign jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and during the Prospectus Delivery Period. Middlesex has furnished or will furnish to the Representatives at least one original signed copy of the Registration Statement as originally filed and of all amendments and supplements thereto, whether filed before or after the Effective Date, at least one copy of all exhibits filed therewith and of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.
          (e) Middlesex will comply with the Act, the Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuation of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby.
          (f) Middlesex will furnish such information and pay such filing fees and other expenses as may be required, including its counsel’s reasonable legal fees, and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with Middlesex, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, Middlesex would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. Middlesex will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale. Middlesex will furnish such information and pay such filing fees and other expenses as may be required, and otherwise cooperate in the listing of the Shares on The Nasdaq Global Select Market. Middlesex will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for a period of three years from the Effective Date.
          (g) Subject to Section 5(b) hereof, in case of any event (occurring at any time within the Prospectus Delivery Period, as a result of which the Disclosure Package or the Prospectus, as then amended or supplemented, would contain, in the opinion of counsel for the Underwriters, an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein not misleading, or, if it is necessary at any time to amend the Disclosure Package or the Prospectus to comply with the Act or the Regulations or any applicable securities or Blue Sky laws, Middlesex promptly will prepare and file with the SEC, and any applicable state and foreign securities commission, an amendment, supplement or document that will correct such statement or omission or effect such compliance and will furnish to the several Underwriters such number of copies of such amendments, supplements or documents (in form and substance satisfactory to the Representatives and counsel for the Underwriters) as the Representatives may reasonably request. For purposes of this Section 5(g), Middlesex will provide such information to the Representatives, the Underwriters’ counsel and counsel to Middlesex as shall be necessary to enable such persons to consult with Middlesex with respect to the need to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus or to file any document, and shall furnish to the Representatives and the Underwriters’ counsel such further information as each may from time to time reasonably request.
          (h) Middlesex agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Act) required to be filed by Middlesex with the SEC or retained by Middlesex under Rule 433 of the Act; provided that the prior written consent of the Representatives hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II hereto. Any such free writing prospectus consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” Middlesex agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the SEC, legending and record keeping.
          (i) Middlesex will make generally available to its security holders not later than 45 days after the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, an earnings statement of Middlesex (which need not be audited unless required by the Act or the Regulations) that shall comply with Section 11(a) of the Act and Rule 158 thereunder and cover a period of at least 12 consecutive months beginning not later than the first day of Middlesex’s fiscal quarter next following the Effective Date (or, if later, the effective date of the Rule 462(b) Registration Statement).
          (j) Prior to the Closing Date, Middlesex will issue no press release or other communications directly or indirectly and hold no press conference with respect to Middlesex or its Subsidiaries, the condition, financial or otherwise, or the earnings, business, operations or prospects of any of them, or the offering of the Shares without the prior written consent of the Representatives unless in the judgment of Middlesex and its counsel, and after notification to the Representatives such press release or communication is required by law.
          (k) For a period of three years from the Effective Date, Middlesex will deliver to the Representatives and, upon request, to each of the Underwriters: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-K and 10-Q (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed or furnished to the SEC or any securities exchange or the NASD, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of Middlesex mailed to its security holders; and (iii) every material press release in respect of Middlesex or its affairs that is released or prepared by Middlesex.
          (l) During the course of the distribution of the Shares, Middlesex and its Subsidiaries will not and Middlesex shall cause its officers and directors not to, (i) take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock or (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares.

          (m) Middlesex has caused each person listed on Schedule III hereto to execute an agreement (a “Lock-up Agreement”) in form set forth as Exhibit B hereto. Middlesex has delivered such agreements to the Representatives prior to the date of this Agreement. Appropriate stop transfer instructions will be issued by Middlesex to the transfer agent for the Common Stock and a copy of such instructions will be delivered to the Representatives.
          (n) During the period commencing on the date hereof and ending on the 90th day following the date of the Prospectus, Middlesex will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Act in respect of, any shares of Common Stock, options or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Shares); provided, however, that Middlesex may (i) issue shares of Common Stock under Middlesex’s Dividend Reinvestment Plan and 401(k) Plan and (ii) issue shares of Common Stock under Middlesex’s Restricted Stock Plan. Notwithstanding the foregoing, if (x) during the last 17 days of the 90-day restricted period Middlesex issues an earnings release or material news or a material event relating to Middlesex occurs, or (y) prior to the expiration of the 90-day restricted period, Middlesex announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Middlesex will provide the Representatives with prior notice of any announcement described in clause (y) of the preceding sentence that gives rise to an extension of the restricted period.
          (o) For a period of three years from the Effective Date, Middlesex will use all reasonable efforts to maintain the listing of the Common Stock (including, without limitation, the Shares) on The Nasdaq Global Select Market or on a national securities exchange.
          (p) Middlesex shall, at its sole cost and expense, supply and deliver to the Representatives and the Underwriters’ counsel, within a reasonable period from the Closing Date, transaction binders in such number and in such form and content as the Representatives reasonably request.
          (q) Middlesex will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus.
     6. Certain Covenants and Agreement of Underwriters. The Underwriters agree that, unless the Representatives obtain the prior written consent of Middlesex, they will not make any offer relating to the Shares that would constitute a “free writing prospectus” (as defined in Rule 405 of the Act) required to be filed by Middlesex with the SEC or retained by Middlesex under Rule 433 of the Act; provided that the prior written consent of Middlesex shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II hereto.

Any such free writing prospectus consented to by Middlesex is hereinafter deemed to be a Permitted Free Writing Prospectus.
     7. Payment of Fees and Expenses.
          (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, Middlesex will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of Middlesex under this Agreement, including: (i) the fees and expenses of the accountants and counsel for Middlesex incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), the Disclosure Package, any Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; (ii) printing and mailing expenses associated with the Registration Statement and any post-effective amendments thereto, the Disclosure Package, any Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters’ Questionnaire, the power of attorney executed by each of the Underwriters, the Selected Dealer Agreement and related documents and any Blue Sky memorandum (and any supplement thereto); (iii) the costs and expenses (other than fees and expenses of the Underwriters’ counsel, except such fees incurred in connection with Blue Sky and NASD filings or exemptions as provided herein) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) the fees, expenses and all other costs of qualifying the Shares for sale under the securities or Blue Sky laws of those states or foreign jurisdictions in which the Shares are to be offered or sold, including the reasonable fees and expenses of Underwriters’ counsel and such local counsel as may have been reasonably required and retained for such purpose, which together with the fees, expenses and other costs described in clause (v) below, shall not exceed $20,000 in the aggregate; (v) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD, including the reasonable fees and expenses of the Underwriters’ counsel, subject to the limitation on fees set forth in clause (iv) above; (vi) the filing fees of the SEC; (vii) the cost of furnishing to the Underwriters copies of the Registration Statement, the Disclosure Package, any Preliminary Prospectuses and Prospectuses as herein provided; (viii) Middlesex’s travel expenses in connection with meetings with the brokerage community and institutional investors; (ix) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by Middlesex; (x) any fees or costs payable to The Nasdaq Global Select Market as a result of the offering; (xi) the cost of preparing, issuing and delivery to the Underwriters of any certificates evidencing the Shares; (xii) the costs and charges of any transfer agent; (xiii) the reasonable costs of advertising the offering provided the same are approved in advance by Middlesex; (xiv) all taxes, if any, on the issuance, delivery and transfer of the Shares sold by Middlesex; and (xv) all other costs and expenses reasonably incident to the performance of Middlesex’s obligations hereunder that are not otherwise specifically provided for in this Section 7(a); provided, however, that, except as specifically set forth in Section 7(c) hereof, the Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than Middlesex’s travel expenses, and the fees and expenses of their counsel for other than with respect to Blue Sky and NASD matters.

          (b) On the Closing Date, Middlesex shall pay the Representatives a non-accountable expense allowance in the amount of $50,000.
          (c) If (i) the Underwriters are willing to proceed with the offering, and the transactions contemplated by this Agreement are not consummated because Middlesex elects not to proceed with the offering for any reason or (ii) the Representatives terminate this Agreement pursuant to Section 11(b)(i) hereof, then Middlesex will reimburse the Underwriters for their incurred reasonable out-of-pocket expenses relating to the Offering (including, but not limited to the reasonable fees and disbursements to its counsel), which reimbursement shall not exceed $150,000. The Representatives shall present a reasonable accounting of all expenses for which reimbursement is claimed hereunder.
     8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase and pay for the Firm Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4 on an Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy and fulfillment of the representations and warranties of Middlesex, to the performance by Middlesex of its covenants and obligations hereunder, and to the following additional conditions:
          (a) If required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations, or Middlesex shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective. Middlesex shall have filed any material required to be filed by Middlesex with the SEC in the manner and within the time period required by Rule 433 of the Regulations, including the Issuer Free Writing Prospectus and the Other Free Writing Prospectus.
          (b) If Middlesex elects to rely upon Rule 462(b), Middlesex shall file a Rule 462(b) Registration Statement with the SEC in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and Middlesex shall at the time of filing either pay to the SEC the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.
          (c) On or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement (including any document incorporated by reference therein), the 462(b) Registration Statement or any post-effective amendment to the Registration Statement or the sale of any of the Shares shall have been issued under the Act or any state or foreign securities law, and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives’ knowledge or the knowledge of Middlesex, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representatives pursuant to Section 5(f) hereof. Any request on the part of the SEC or any state or foreign securities authority for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.

          (d) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement, the Disclosure Package and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to counsel for the Underwriters. Middlesex shall have furnished to such counsel all documents and information that they may have reasonably requested to enable them to pass upon such matters. The Representatives shall have received from the Underwriters’ counsel, Ballard Spahr Andrews & Ingersoll, LLP an opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as representatives of the several Underwriters, which opinion shall be satisfactory in all respects to the Representatives.
          (e) The Representatives shall have received a copy of an executed Lock-up Agreement from Middlesex and each of the persons listed on Schedule III hereto.
          (f) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of Norris, McLaughlin & Marcus, P.A., counsel for Middlesex, dated as of each such date and addressed to the Representatives individually and as representatives of the several Underwriters to the effect set forth in Exhibit A hereto or to such effect as is otherwise reasonably satisfactory to the Representatives.
          (g) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Disclosure Package and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the Business Conditions of Middlesex from that set forth therein, whether or not arising in the ordinary course of business; (iii) since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus or any amendment or supplement thereto, there shall have been no event or transaction, contract or agreement entered into by Middlesex or any of the Subsidiaries other than in the ordinary course of business and as set forth in the Registration Statement, the Disclosure Package or the Prospectus, that has not been, but would be required to be, set forth in the Registration Statement, the Disclosure Package or Prospectus; (iv) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Disclosure Package and the Prospectus and any amendments or supplements thereto, there shall have been no material adverse change, loss, reduction, termination or non-renewal of any contract to which Middlesex or any of the Subsidiaries is a party, that has not been, but would be required to be set forth in the Registration Statement, the Disclosure Package or the Prospectus; and (v) no action, suit or proceeding at law or in equity shall be pending or threatened against Middlesex or any of the Subsidiaries that would be required to be set forth in the Disclosure Package or the Prospectus, other than as set forth therein, and no proceedings

(other than rate cases filed by Middlesex or its Subsidiaries) shall be pending or threatened against or directly affecting Middlesex or any of the Subsidiaries before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the Business Conditions of Middlesex.
          (h) The Representatives shall have received at the Closing Date and any Option Closing Date certificates of the Chief Executive Officer and the Chief Financial Officer of Middlesex dated as of the date of the Closing Date or Option Closing Date, as the case may be, and addressed to the Representatives, individually and as representatives of the several Underwriters, to the effect that (i) the representations and warranties of Middlesex in this Agreement are true and correct, as if made at and as of the Closing Date or the Option Closing Date, as the case may be, and that Middlesex has complied with all the agreements, fulfilled all the covenants and satisfied all the conditions on its part to be performed, fulfilled or satisfied at or prior to the Closing Date or the Option Closing Date, as the case may be, and (ii) the signers of the certificate have carefully examined the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto, and the conditions set forth in Section 7 hereof have been satisfied.
          (i) At the time this Agreement is executed and at the Closing Date and any Option Closing Date, the Representatives shall have received a letter, dated the date of delivery thereof, from each of Deloitte & Touche LLP and Beard Miller Company LLP with respect to the financial statements and certain financial information of Middlesex and the Subsidiaries set forth in or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, each such letter addressed to the Representatives, individually and as representatives of the several Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” and in form and substance satisfactory to the Representatives in all respects; provided, that each such letter shall use a “cut-off” date no more than five business days prior to the date of such letter.
          (j) All corporate and other proceedings and other matters incident to the authorization, form and validity of this Agreement and the form of the Registration Statement and Prospectus and all other legal matters related to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel to the Underwriters. Middlesex shall have furnished to such counsel all documents and information that they shall have reasonably requested to enable them to pass upon such matters.
          (k) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
          (l) The Shares shall have been listed on The Nasdaq Global Select Market.
          (m) At the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents, information and certificates as they shall have reasonably requested.
          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the

Representatives and the Underwriters’ counsel. Middlesex shall furnish the Representatives with such conformed copies of such opinions, certificates, letters and other documents as they shall reasonably request. If any condition to the Underwriters’ obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters, terminate this Agreement with respect to the Closing Date or such Option Closing Date, as applicable, or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment. Any such termination shall be without liability of the Underwriters to Middlesex, except that Section 7 and Section 9 shall at all times be effective and shall survive such termination.
     9. Indemnification and Contribution.
          (a) Middlesex shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act and the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any breach of Middlesex’ representations and warranties made in this Agreement or any untrue statements or alleged untrue statements of material fact contained in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or the Prospectus, any application or other document filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the NASD (in this Section 9 collectively called “application”), or the omission or alleged omission from any of the foregoing of a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to Middlesex by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or Prospectus, or any amendment or supplement thereto, or in any application or in any communication to the SEC, as the case may be. The obligations of Middlesex under this Section 9(a) will be in addition to any liability Middlesex may otherwise have.
          (b) Each Underwriter severally and not jointly shall indemnify and hold harmless Middlesex, each of the directors of Middlesex, each of the officers of Middlesex who shall have signed the Registration Statement, and each other person, if any, who controls Middlesex within the meaning of the Act to the same extent as the foregoing indemnities from Middlesex to the several Underwriters, but only with respect to any and all loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or the Prospectus or any amendment or supplement thereof or any application or in any communication to the SEC in reliance upon, and in conformity with written information furnished to Middlesex by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the Disclosure Package, the Registration Statement or the Prospectus or any amendment or supplement thereof, or any application or in any communication to the SEC, as the case may be. The obligations of each Underwriter under this Section 9(b) will be in addition to any liability which such Underwriter may otherwise have.
          (c) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnification may be sought pursuant to Section 9(a) or (b) or Section 9 hereof, such person (hereinafter called the “indemnified party”) shall, promptly after notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the “indemnifying party”) of the institution of such action, inquiry, investigation or proceeding. The indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including, without limitation, the employment of counsel (reasonably satisfactory to such indemnified party) and payment of expenses. No indemnification provided for in this Section 9 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding to the extent that such indemnifying party has been materially prejudiced by the failure to give such notice, but the omission to so notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 9. Such indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or if the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party or if such indemnified party or parties shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties or that there may be legal defenses available to such indemnified party or parties different from or in addition to those available to the indemnifying party or parties, in any of which events the indemnified party or parties shall be entitled to select counsel to conduct the defense to the extent determined by such counsel to be necessary to protect the interests of the indemnified party or parties, and the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. The indemnifying party shall be responsible for the fees and disbursements of only one such counsel so engaged by the indemnified party or parties. Expenses covered by the indemnification in this Section 9 shall be paid by the indemnifying party as they are incurred by the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. Anything in this Section 9 to the contrary notwithstanding an indemnifying party shall not be liable for any settlement of a claim effected without its written consent, which consent shall not be unreasonably withheld.
          (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under Section 9(a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein, except by reason of the failure to give notice as required in Section 9(c) hereof (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and to the extent such party has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof in such proportion as is appropriate to reflect the relative benefits received by Middlesex on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Middlesex on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Middlesex on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by Middlesex bears to the total underwriting discount and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Middlesex on the one hand or the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
Middlesex and the Underwriters agree that it would not be just and equitable if contributions to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), (i) the provisions of the Agreement Among Underwriters shall govern contribution among Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 9(d) to contribute are several in proportion to their individual underwriting obligations and not joint.
     10. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date. All such representations, warranties and agreements of the Underwriters and Middlesex, including, without limitation, the indemnity and contribution agreements contained in Section 9 hereof and the agreements contained in Sections 7, 11 and 12 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date.
     11. Effective Date of This Agreement and Termination Hereof.
          (a) This Agreement shall become effective at 10:00 a.m., Philadelphia, Pennsylvania time, on the first business day following the Effective Date or at the time of the public offering by the Underwriters of the Shares, whichever is earlier, except that the provisions of Sections 7, 9, 10 and 11 hereof shall be effective upon execution hereof. The time of the public offering, for the purpose of this Section 11, shall mean the time when any of the Shares are first released by the Underwriters for offering by dealers. The Representatives and Middlesex may prevent the provisions of this Agreement (other than those contained in Sections 7, 9, 10 and 11) hereof from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in Section 11(c) hereof before the time the other provisions of this Agreement become effective.
          (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date or any Option Closing Date as provided in Sections 8 and 12 hereof or if any of the following have occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the Business Conditions of Middlesex or any of the Subsidiaries, whether or not arising in the ordinary course of business, that would, in the Representatives’ opinion, make the offering or delivery of the Shares impracticable; (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if the effect on the financial markets of the United States of such outbreak, calamity, crisis or change would, in the Representatives’ opinion, make the offering or delivery of the Shares impracticable; (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange, The Nasdaq Global Select Market or the over-the-counter market or any setting of minimum prices for trading or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority that in the Representatives’ opinion materially and adversely affects trading on such exchange or the over-the-counter market; (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives’ opinion materially and adversely affects or will materially or adversely affect the business or operations of Middlesex; (v) declaration of a banking moratorium by the United States, New York or Pennsylvania authorities; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that in the Representatives’ opinion has a material adverse effect on the securities markets in the United States; or (vii) trading in any securities of Middlesex shall have been suspended or halted by NASD or the SEC.
          (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 11, the Representatives shall notify Middlesex hereof promptly by telephone, telex, telegraph, telegram or facsimile, confirmed by letter.

     12. Default by an Underwriter.
          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Optional Shares hereunder, and if the Firm Shares or Optional Shares with respect to which such default relates do not exceed in the aggregate 10% of the number of Firm Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase on the relevant Closing Date or Option Closing Date, then the Representatives may make arrangements satisfactory to Middlesex for the purchase of such Firm Shares by other persons, including any of the Underwriters, but if no such arrangements are made by the relevant Closing Date or Option Closing Date, such Firm Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.
          (b) If such default relates to more than 10% of the Firm Shares or Optional Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Firm Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Firm Shares or Optional Shares to which a default relates as provided in this Section 12, this Agreement may be terminated by the Representatives or by Middlesex without liability on the part of the non-defaulting several Underwriters (except as provided in Section 9 hereof) or Middlesex (except as provided in Sections 7 and 9 hereof); provided that if such default occurs with respect to Optional Shares after the Closing Date, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination. Nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to Middlesex for damages occasioned by its default hereunder.
          (c) If the Firm Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties, the Representatives or Middlesex shall have the right to postpone the Closing Date or any Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and Middlesex agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The terms “Underwriters” and “Underwriter” as used in this Agreement shall include any party substituted under this Section 12 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and/or Optional Shares.
     13. Information Furnished by Underwriters. The statement set forth on the last paragraph at the bottom of the cover page of the Prospectus regarding the terms of the Offering by the Underwriters, the identity of the Underwriters set forth in the first paragraph under the heading “Underwriting,” the concession and reallowance figures appearing in the third paragraph under the heading “Underwriting,” the representations with respect to stabilization activities in the ninth paragraph under the heading “Underwriting,” the eleventh paragraph under the heading “Underwriting” regarding passive market making and discretionary authority in the thirteenth paragraph under the heading “Underwriting” constitute the only written information furnished by reference or on behalf of any Underwriter referred to in Sections 1(c), 1(d) and 1(e) and 9 hereof.
     14. Notice. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to such Underwriter, c/o Janney Montgomery Scott LLC, 1801 Market Street, Philadelphia, Pennsylvania 19103, Attention: Mr. Joseph D. Culley Jr., facsimile number (215) 665-6197, with a copy to Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103, Attention: Justin P. Klein, Esquire, facsimile number (215) 864-8999; and if sent to Middlesex, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to Middlesex Water Company, 1500 Ronson Road, Iselin, New Jersey, 08830, Attention: A. Bruce O’Connor, facsimile number (732) 638-7515, with a copy to Norris, McLaughlin & Marcus, P.A., 721 Route 202-206, Bridgewater, New Jersey 08807, Attention: Peter D. Hutcheon, Esquire, facsimile number (908) 722-0755.
     15. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, Middlesex and the controlling persons, directors and officers thereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms “successors” and “assigns” shall not include any purchaser of the Shares merely because of such purchase.
     16. Definition of Business Day. For purposes of this Agreement, “business day” means any day on which The Nasdaq Global Select Market is opened for trading.
     17. Counterparts. This Agreement may be executed in one or more counterparts (including by means of any standard form of communication) and all such counterparts will constitute one and the same instrument.
     18. Construction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within such Commonwealth.
     19. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, and no consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.
     20. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     21. Entire Agreement. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.
     22. Sophisticated Parties; No Fiduciary Relationship. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 9 hereto fairly allocate the risks in light of the ability of the parties to investigate Middlesex, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Act and the Exchange Act. Middlesex acknowledges and agrees that in connection with all aspects of each transaction contemplated by this Agreement, Middlesex, on the one hand, and the Underwriters, on the other hand, have an arms-length business relationship that creates no fiduciary duty on the part of any Underwriter and each expressly disclaims any fiduciary relationship.
          If the foregoing correctly sets forth your understanding of our agreement, please sign and return to Middlesex the enclosed duplicate hereof, whereupon it will become a binding agreement in accordance with its terms.

Very truly yours, MIDDLESEX WATER COMPANY
By:
A. Bruce O’Connor
Vice President, Chief Financial Officer and Controller

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

JANNEY	MONTGOMERY SCOTT LLC	A.G.	EDWARDS & SONS, INC.

By:		By:

	Name:		Name:
	Title:		Title:
	On behalf of each of the Underwriters named in Schedule I hereto		On behalf of each of the Underwriters named in Schedule I hereto

SCHEDULE I
Schedule of Underwriters

Number of Firm Shares
Underwriter	to be Purchased
Janney Montgomery Scott LLC

A.G. Edwards & Sons, Inc.

Total	1,300,000

SCHEDULE II
Issuer Free Writing Prospectus

SCHEDULE III
Persons Who Are to Deliver Lock-Up Agreements
          Lock-Up Agreements are to be delivered by the following persons and entities immediately prior to the time the SEC declares the Registration Statement effective:
Middlesex Water Company
Dennis W. Doll
A. Bruce O’Connor
Ronald F. Williams
Kenneth J. Quinn
James P. Garrett
Richard M. Risoldi
Gerard L. Esposito
J. Richard Tompkins
Annette Catino
John C. Cutting
John R. Middleton
John P. Mulkerin
Walter G. Reinhard
Jeffries Shein

EXHIBIT A
Matters to be Covered in the Opinion of
Norris, McLaughlin & Marcus, P.A.
Counsel for Middlesex
     1. Middlesex is a corporation duly incorporated and validly existing in good standing under the laws of the State of New Jersey, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus.
     2. Each of the Subsidiaries is a corporation duly incorporated or limited liability company duly formed and validly existing in good standing under the laws of the state of its incorporation or formation with full power and authority as a corporation or limited liability company, as the case may be, to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus. All of the outstanding shares of capital stock of each of the Subsidiaries that are corporations have been duly authorized and validly issued, and are fully paid and nonassessable, and are owned by Middlesex directly, or indirectly through another Subsidiary of Middlesex, free and clear of any liens or other security interests. Middlesex, either directly or indirectly through another Subsidiary of Middlesex, is the sole member of each Subsidiary that is a limited liability company, and it owns its interest therein free and clear of any liens or other security interests. No provision of the operating agreement of any LLC Subsidiary or of the statutes pursuant to which they are formed requires the payment of additional capital to such LLC Subsidiary by the members thereof.
     3. The Shares conform in all material respects to the description of the Common Stock in the Registration Statement, the Disclosure Package and the Prospectus.
     4. All shares of capital stock of Middlesex outstanding prior to the issuance of the Shares to be issued and sold by Middlesex hereunder are free of (a) any preemptive rights arising under Middlesex’s Certificate of Incorporation, as amended, or by the New Jersey Business Corporation Act or (b) to counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any shares upon the issuance thereof by Middlesex.
     5. Neither the execution, delivery or performance of the Underwriting Agreement, by Middlesex, compliance by Middlesex with the provisions of the Underwriting Agreement nor consummation by Middlesex of the transactions contemplated by the Underwriting Agreement (a) violates the provisions of the Certificate of Incorporation, as amended, or Bylaws of Middlesex, (b) violates the New Jersey Business Corporation Act or any present statute, rule or regulation promulgated by the United States that is applicable to Middlesex and to transactions of the type contemplated by the Underwriting Agreement, or (c) constitutes or will constitute a material breach of, or a default under, any material agreement or instrument known to counsel to which Middlesex or any Subsidiary is a party or by which Middlesex or any Subsidiary may be bound or which is filed as an exhibit to the Registration Statement.

     6. The descriptions in the Registration Statement, the Disclosure Package and the Prospectus of contracts and other documents are accurate in all material respects and fairly present the information required by the Act and the Regulations to be disclosed, and we do not know of any contracts or documents of a character required by the Act and the Regulations to be described in the Registration Statement, the Disclosure Package or Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.
     7. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of Middlesex other than: (i) such as may be required under the Act and the Securities Exchange Act of 1934, as amended, (ii) such as may be required by the NASD or under state securities or Blue Sky laws of any jurisdiction applicable to the purchase and distribution of the Shares, as to which counsel need not express an opinion; and (iii) approval by the New Jersey Board of Public Utilities: for the valid issuance and sale of the Shares to the Underwriters as contemplated by the Underwriting Agreement.
     8. The Registration Statement, the Disclosure Package and the Prospectus, including the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and the notes thereto and schedules and other financial found in or derived from the internal accounting and other financial records of Middlesex and its subsidiaries which is included therein or incorporated by reference or in exhibits to the Registration Statement, or which should have been included in the Registration Statement or exhibits thereto, as to which counsel need not express an opinion) comply as to form in all material respects with the requirements of the Act and the regulations thereunder. The eligibility requirements for the use of Form S-3 set forth in the General Instructions thereto have been satisfied.
     9. Middlesex has the corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder. Middlesex has taken all corporate action necessary to authorize the execution, delivery and performance of the Underwriting Agreement. The Underwriting Agreement has been duly executed and delivered on behalf of Middlesex and constitutes the legal valid and binding obligation of Middlesex, enforceable against Middlesex in accordance with its terms, except to the extent enforceability may be limited by (i) the application of bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally and (ii) equitable principles being applied at the discretion of a court before which any proceeding may be brought, and except as rights to indemnity and contribution thereunder may be limited by or unenforceable under federal or state securities laws.
     10. The Shares to be issued and sold to the Underwriters by Middlesex pursuant to the Underwriting Agreement have been duly authorized and, when issued and delivered to the Underwriters against payment in full therefor in accordance with the terms thereof, such Shares will be validly issued, fully paid and nonassessable. The Shares are free of (a) any preemptive rights arising under Middlesex’s Certificate of Incorporation, as amended, or the New Jersey Business Corporation Act, or (b) to counsel’s knowledge similar rights that entitled or will entitle any person to acquire any of the Shares upon the sale of the Shares by Middlesex.

     11. The descriptions in the Disclosure Package and the Prospectus of statutes, regulations or legal or governmental proceedings, insofar as they purport to summarize certain of the provisions thereof, are accurate in all material respects and fairly present the information required to be presented by the Act and the rules and regulations thereunder.
     12. Middlesex is not an “investment company” as defined in the Investment Company Act of 1940, as amended, and will not become an investment company as a result of the issuance and sale of the Shares, assuming that the net proceeds of the Shares are applied by Middlesex as disclosed in the Disclosure Package and the Prospectus.
     13. The statements in the Disclosure Package and the Prospectus under the caption “Description of Capital Stock,” insofar as such statements constitute a summary of documents referred to therein or matters of law fairly summarize, in all material respects, the information required by the Act and the regulations thereunder with respect to such documents and matters.
     14. To counsel’s knowledge, no material legal or governmental proceedings are pending or threatened against Middlesex or any of the Subsidiaries, or to which Middlesex or the Subsidiaries or any of their respective properties is subject, which are required to be described in the Registration Statement, the Disclosure Package or the Prospectus that are not described as required.
     15. Based upon communications with representatives of the Commission (i) the Registration Statement has become effective under the Act, (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and (iii) no proceedings for that purpose are pending before or contemplated by the Commission.
     In rendering such opinion, counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of Middlesex and of government officials, provided that counsel shall state their belief that they and you are justified in relying thereon. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date and the Option Closing Date, as the case may be. As to matters of law of all jurisdictions other than New Jersey, counsel may rely on the opinion of a firm licensed to practice law in such other jurisdiction reasonably acceptable to the Representatives.
     In addition to the matters set forth above, although such counsel has not undertaken, except as otherwise indicated in this opinion, to determine independently, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Disclosure Package or the Prospectus, such counsel has participated in the preparation of the Registration Statement, the Disclosure Package and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that would cause such counsel to have reason to believe that (a) the Registration Statement or any post-effective amendment thereto on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading, (b) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) the Disclosure Package at the Initial Sale Time and on the Closing Date or Option Closing Date, as the case may be, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that with respect to clauses (a), (b) and (c) above such counsel need express no opinion with respect to the financial statements and notes thereto, financial schedules and financial information included in the Registration Statement, the Disclosure Package or the Prospectus.

EXHIBIT B
Form of Lock-Up Agreement
Janney Montgomery Scott LLC
A. G. Edwards & Sons, Inc.
     c/o Janney Montgomery Scott LLC, as Sole Book-Running Manager
     1801 Market Street
     Philadelphia, PA 19103
Ladies and Gentlemen:
     Reference is made to a Registration Statement on Form S-3 of Middlesex Water Company, (the “Company”) (as the same may be hereafter amended, the “Registration Statement”) pursuant to which shares of the Company’s Common Stock, without par value (the “Common Stock”), will be registered under the Securities Act of 1933, as amended (the “Act”), for public sale underwritten by Janney Montgomery Scott LLC (“Janney”), as Sole Book-Running Manager, and A. G. Edwards & Sons, Inc. (collectively, the “Underwriters”). The undersigned is a director or officer of the Company and holds shares of Common Stock.
     As an inducement to underwrite the above-mentioned public sale of the Common Stock, the undersigned hereby agrees that from the date hereof and for a period of ninety (90) days (the “Lock-up Period”) from the effective date of the Registration Statement (the “Effective Date”) not to, directly or indirectly, sell, offer to sell, contract to sell, pledge, grant any option for sale or purchase of, agree to sell or otherwise dispose of (collectively, “Disposition”), any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, beneficially owned by the undersigned now or on the Effective Date, or with respect to which the undersigned now or on the Effective Date has the power of Disposition, or enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such aforementioned transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such Disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Janney, on behalf of the Underwriters; provided, however, that if (i) during the last 17 days of the Lock-up Period, (A) the Company releases earnings results or (B) material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of material news or a material event relating to the Company, as the case may be, unless Janney, on behalf of the Underwriters, waives, in writing, such extension.
     In addition, the undersigned agrees that, without the prior written consent of Janney, on behalf of the Underwriters, it will not, during the Lock-up Period or any extension thereof, make any demand for or exercise any right with respect to, the registration of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.

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     The foregoing agreement and the representation shall not apply to ((i) bona fide gifts of securities or (ii) transfers of securities to “affiliates” of the transferor if the transfers do not involve a public distribution or public offering; provided, that the recipient of any gift described in clause (i) or the transferee of any transfer in clause (ii) agrees in writing as a condition precedent to such transfer to be bound by the terms hereof. The term “affiliate” shall have the meaning given such term in Rule 144 under the Act. The transferor shall notify the Underwriters in writing prior to any transfer permitted hereunder, and there shall be no further transfer of Common Stock or securities convertible into or exercisable for Common Stock except in accordance with this letter agreement.
     In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock.
     This letter agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.
     This letter agreement shall automatically terminate and become null and void upon the earliest to occur, if any, of (a) either the Company, on the one hand, or the Underwriters, on the other hand, notifying the other in writing, prior to the execution of the Underwriting Agreement relating to the Offering (the “Underwriting Agreement”), that it does not intend to proceed with the Offering, (b) March 31, 2007, if the Underwriting Agreement is not executed prior to such date, or (c) termination of the Underwriting Agreement (other than the provisions thereof which survive termination) prior to payment for and delivery of the Common Stock to be sold thereunder to the underwriters.

Very truly yours,
, 2006

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